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ALPS | STADION CORE ETF PORTFOLIO	ALPS VARIABLE INVESTMENT TRUST
Class I (N/A) and Class III (ALSTX)	Summary Prospectus April 30, 2019

Investment Objective

The investment objective of the Portfolio is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class III
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.44%	0.54%
Shareholder Service Fee	0.15%	0.25%
Other Portfolio Expenses	0.29%	0.29%
Acquired Fund Fees and Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses(1)	1.03%	1.38%
Fee Waiver/Expense Reimbursement(2)	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	0.89%	1.24%

(1)The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in underlying funds, which may include underlying exchange-traded funds and other registered investment companies in which the Portfolio may invest, such as certain money market mutual funds.

(2)ALPS Advisors, Inc. (the “Adviser”) and Stadion Money Management, LLC (the “Sub-Adviser”) have contractually agreed to jointly waive its management fee and sub-advisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.65% of the Portfolio’s Class I or Class III shares average daily net assets through April 29, 2020. The Adviser and Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses each has borne through the agreement described above to the extent that the Portfolio’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Portfolio’s fee waiver/expense reimbursement arrangements with the Sub-Adviser and the Adviser permit the Sub-Adviser or the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Portfolio will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fee and expense was waived or reimbursed. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s and Sub-Adviser’s agreement to waive fees and/or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class I	$91	$314	$555	$1,246
Class III	$126	$423	$742	$1,643

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 48% of the average value of the Portfolio.

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio, including the statement of additional information, online at http://www.alpsfunds.com/regulatory-reports/alps-stadion-core-etf-portfolio. You can also get this information at no cost by calling 1-866-432-2926, by sending an e-mail request to stadionportfolios@alpsfunds.com, or by contacting your insurance company. The Portfolio’s prospectus and statement of additional information, each dated April 30, 2019, along with the Portfolio’s most recent annual report to shareholder dated December 31, 2018, are incorporated by reference into this summary prospectus.

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ALPS | STADION CORE ETF PORTFOLIO

“Fixed Income Position”) such as Treasuries, Securitized, and Investment-grade Corporate instruments. The mix of investments within the Portfolio’s Fixed Income Position may change periodically as the Sub-Adviser deems appropriate or necessary based upon its analysis and allocation models.

•The Flex Position. Approximately 5% of the Portfolio’s assets will, under normal conditions, be invested primarily in equity Fund Investments, fixed-income Fund Investments, or Cash Positions using an allocation model and risk-based ranking system (the “Flex Position”). The Flex Position is not designed to hedge the Equity Position or Fixed Income Position; however, some investment positions may hedge, or have the effect of hedging, a portion of the Equity Position or Fixed Income Position from time to time, while some may amplify risks of the Equity Position or Fixed Income Position. The Sub-Adviser uses a proprietary, technically driven asset allocation model to determine current risk in the broad equity markets (reflected in the Sub-Adviser’s model by a weighted average score) based on a number of technical indicators examined by the Sub-Adviser. The technical indicators examined by the Sub-Adviser are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing stocks to declining stocks) and relative strength (i.e., comparing risk profiles of investment alternatives such as small cap vs. large cap or growth vs. value).

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found in the prospectus. Unless stated otherwise, the principal risks described below are applicable to the Portfolio directly and indirectly through the Fund Investments in which the Portfolio invests.

Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s or Sub-Adviser’s control, including fluctuation in interest rates, the quality of the Portfolio’s investments, general economic and market conditions, and investor sentiment. In a declining stock market, stock prices for all companies (including those in the Portfolio’s portfolio) may decline, regardless of their long-term prospects.

Management Risk. Any failure by the Sub-Adviser’s allocation model to accurately measure market risk and appropriately react to current and developing market trends may result in significant losses in the Portfolio’s investments, which can also result in possible losses overall for the Portfolio.

Principal Investment Strategies

To achieve its investment objective, the Portfolio operates under a “fund-of-funds” structure and invests primarily in and allocates its investments primarily between Fund Investments (defined below) that the Sub-Adviser believes have the potential for capital appreciation and Cash Positions (defined below). “Fund Investments” include actively managed or index-based ETFs (exchange traded funds), groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds or other index- or sector-based groups of related securities), and index-based mutual funds or other investment companies. ETFs invest in equity (stocks) and/or fixed income (bonds) securities. Index-based ETFs are funds traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to correspond with the performance of a securities index. Alternatively, an ETF may be actively managed in accordance with a particular investment objective and strategy, similar to other non-index based investment companies. From time to time, based on the Sub-Adviser’s analysis, “Cash Positions” may be used and include cash and short-term, highly liquid investments such as money market instruments, U.S. Government obligations, commercial paper, repurchase agreements and other cash or cash equivalent positions.

To participate in markets and market sectors, the Sub-Adviser’s investment philosophy emphasizes purchasing Fund Investments, which the Sub-Adviser believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Bloomberg Barclays bond indexes, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.). In allocating the Portfolio’s assets, the Sub-Adviser uses a proprietary quantitative research process to identify the appropriate equity and fixed income indices, determine the current risks and returns in the broad securities markets and allocate amongst three investment methodologies:

Under normal conditions, the Portfolio will generally invest as follows:

•The Core Equity Position. Approximately 55% of the Portfolio’s assets will generally be invested in one or more broad based equity Fund Investments, such as the S&P 500 Index, the Russell 2000 Index, the S&P 400 Mid-Cap Index, the Dow Jones Industrial Index, the EAFE (Europe, Australia and Far East) Index and EM (Emerging Markets) Index and market sector Fund Investments, such as those tracking healthcare, utilities, real estate, financial, technology, consumer goods or other indexes (the “Equity Position”). The mix of investments within the Portfolio’s Equity Position may change periodically due to rebalancing to better align with the MSCI ACWI IMI or as the Sub-Adviser deems appropriate or necessary based upon its analysis and allocation models.

•The Core Fixed Income Position. Approximately 40% of the Portfolio’s assets will be invested in an allocation of fixed income Fund Investments with portfolios comprised of fixed income securities that generally possess risk, style and maturity characteristics similar to the securities comprising the Barclays U.S. Universal Bond Index (the

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Liquidity Risk. Liquidity risk is the risk that a fixed income security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).

Maturity Risk. The value of the Portfolio’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Fund-of-Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in ETFs or other investment companies, and the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of such ETFs or other investment companies in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the ETFs or other investment companies and may be higher than mutual funds that invest directly in stocks and bonds.

ETF Risks. ETFs are subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the ETF may fail to achieve close correlation with the index that it tracks.

Tracking Risk. Fund Investments in which the Portfolio invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Fund Investments in which the Portfolio invests may incur expenses not incurred by their applicable indices, especially when rebalancing holdings to reflect changes in the composition of an index. Certain securities comprising the indices tracked by the Fund Investments may, from time to time, temporarily be unavailable, which may further impede the Fund Investments’ ability to track their applicable indices or match their performance.

Sampling Risk. Index-based Fund Investments may utilize a representative sampling approach to track their respective underlying indices. Index-based Fund Investments that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the Fund Investment in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, a Fund Investment will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to a Fund Investment could result in a greater decline in NAV than would be the case if the Fund Investment held all of the securities in the underlying index.

U.S. Government Securities Risk. Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government. In addition, such securities may not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself. The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the U.S. government and the issuers of the securities, as well as interest rates and other risks applicable to fixed income securities generally.

Equity Securities Risk. Equity securities investments, including underlying Fund Investments with exposure to equity securities, will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Equity securities may decline in value if the stock markets perform poorly. There is also a risk that equity securities will underperform either the securities markets generally or particular segments of the securities markets.

Foreign Securities Risk. Foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and fluctuations in currency exchange rates.

Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.

Asset Concentration Risk. To the extent that the Portfolio holds positions that invest in a particular sector or asset class, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Fixed Income Risk. Fixed income investments, including underlying Fund Investments with exposure to fixed-income securities, will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include credit risk, interest rate risk, and liquidity risk, which are described herein. In addition, fixed income investments are susceptible to risks arising from changes in ratings (if a rating agency gives a debt security a lower rating, the value of the debt security held will decline because investors will demand a higher rate of return) and risks related to duration (prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities).

Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).

Credit Risk. The value of the Portfolio’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

Interest Rate Risk. The value of the Portfolio’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Portfolio’s fixed income investments can be expected to decline.

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ALPS | STADION CORE ETF PORTFOLIO

ALPS | Stadion Core ETF Portfolio – Class I

Best Quarter:	09/30/2016	5.60%
Worst Quarter:	12/31/2018	(7.68)%

Average Annual Total Returns
(for the periods ended December 31, 2018)

	1 Year	Since Inception (April 30, 2014)
ALPS | Stadion Core ETF Portfolio – Class I	(5.73)%	3.13%
ALPS | Stadion Core ETF Portfolio – Class III	(6.12)%	2.80%
S&P Target Risk Growth Index (reflects no deduction for fees, expenses or taxes)	(5.69)%	4.03%
80% S&P 500 Index/20% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(3.32)%	7.33%

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio and Stadion Money Management, LLC (“Stadion”) is the investment sub-adviser to the Portfolio.

Portfolio Managers

Brad A. Thompson, CFA®, Portfolio Manager. Mr. Thompson joined Stadion in 2006. He has managed the Portfolio since its inception.

Clayton Fresk, CFA®, Portfolio Manager, Mr. Fresk joined Stadion in 2009. He has managed the portfolio since April 2016.

William McGough, CFA®, Portfolio Manager. Mr. McGough joined Stadion in 2003. He has managed the Portfolio since its inception.

Risks Related to Investments in Money Market Mutual Funds. Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The Portfolio will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Cash Position Risk. The Portfolio’s ability to meet its investment objective may be limited to the extent it holds significant Cash Positions in periods when markets are rising.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to several ETFs which could be purchased by the Portfolio. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in such ALPS client ETFs.

Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for one year and since inception compared with those of a widely recognized, unmanaged index of securities, as appropriate. The S&P Target Risk Growth Index is the Portfolio’s primary benchmark.

Class III shares and Class I shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class III shares. Accordingly, performance would have been lower if Class III expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not reflect separate account, insurance contract or qualified plan fees and/or charges. If such fees and charges were taken into account, returns would be lower. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

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Tax Information

The Portfolio’s distributions are generally not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Subsequent withdrawals from tax-deferred arrangements will be subject to special tax rules. If the Portfolio’s distributions are made to arrangements that do not provide for non-taxable earnings or tax-deferral (e.g., certain registered and unregistered separate accounts), the distributions will generally be taxed as ordinary income, capital gains, or qualified dividend income. For information regarding the tax consequences of insurance contract ownership, you should consult the prospectus for the particular insurance contract you own.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.